SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2007


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  000-50323                 32-0061893
----------------------------       -------------          ---------------------
(State or other jurisdiction       (File Number)            (I.R.S. Employer
      of incorporation)                                   identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02.        Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
                  Directors; Appointment of Principal Officers
                  --------------------------------------------

                  (d) (1) Registrant appointed Susan H. Lenz as a director effective July 19, 2007. Ms. Lenz was also appointed as a director of Registrant's subsidiary, Service 1st Bank, effective the same date. Registrant issued a press release dated July 20, 2007 regarding the appointment of Ms. Lenz as a director of Registrant and Service 1st Bank, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
                           (2)  Not Applicable.
                           (3) Ms. Lenz has been appointed as Chairwoman of the Audit Committee of the Board of Directors of Registrant.
                           (4)  Not Applicable.


Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in
                  ------------------------------------------------------------
                  Fiscal Year
                  -----------

                  (a)      (1)  July 19, 2007
                           (2) Article III, Section 16 of the Bylaws of Service 1st Bancorp was amended to increase the number of directors within the authorized range from twelve (12) to thirteen (13) in order to appoint Ms. Lenz as a director of the Registrant. The second sentence of Section 16 was amended to read as follows: "The exact number of directors within said range shall be fixed by a resolution adopted by the Board of Directors; and unless and until so fixed, the exact number of directors is hereby fixed at thirteen (13)." The Bylaws, as amended are attached hereto as
                                Exhibit 3.2 and incorporated herein by
                                reference.

                  (b)      Not Applicable.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Financial Statements
                           --------------------

                           Not Applicable.

                  (b)      Pro Forma Financial Information
                           -------------------------------

                           Not Applicable.

                  (c)      Exhibits
                           --------
                           (3.2)    Bylaws, as amended.
                           (99.1)   Press Release dated July 20, 2007


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 20, 2007

Service 1st Bancorp


By:  /s/ ROBERT E. BLOCH
     ------------------------
     Chief Financial Officer



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

                                  EXHIBIT INDEX


                                                                   Sequential
Exhibit Number                   Description                       Page Number
--------------                   -----------                       -----------

     3.2                 Bylaws, as amended                          5-28
     99.1                Press Release dated July 20, 2007           29-30





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